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                                                                    EXHIBIT 23.1






               CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement (No. 333-XXXXX), filed on Form S-3, of our reports dated January 27, 1999 included in Independent Bank Corp.'s Form 10-K for the year ended December 31, 1998 and to all references to our firm included in this registration statement.


/s/ Arthur Andersen LLP
Boston, Massachusetts
October 26, 1999